UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported:  September 4, 2008

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

Suite 810 – 1130 West Pender Street Vancouver, British Columbia V6E 4A4 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229

(Registrant’s Telephone Number, including Area Code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Officers; Departure of Director

Appointment of Officers

On September 5, 2008, the Company’s Board of Directors, at a meeting called with proper notice and quorum present, appointed the following persons as officers of the Company. (Except as noted, officers are continuing in the offices which they previously held.)

Name	Position
John L. Key	Chief Executive Officer and President
Gerald W. Baughman	VP, Business Development
Michael Longinotti	Chief Financial Officer and Secretary
Steve Craig	VP, Exploration
Lisanna Lewis	Controller and Treasurer

Each officer is to hold office until his or her successor shall have been duly elected and qualified.

The Company’s Board of Directors has determined that the officers of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, and the executive officers of the Company as that term is defined in Rule 3b-7 under such Act, shall include, and shall be limited to:

John L. Key – Principal Executive Officer

Michael Longinotti – Principal Financial and Accounting Officer

The Company is not aware of any family relationships, by blood, marriage, or adoption, between these officers and any other director, executive officer, or other nominees. The Company knows of no transactions involving the Company during the last two years in which these officers had a direct or indirect interest.

Departure of Director

On September 4, 2008, Mr. Anthony Ker, who was not nominated and did not stand for re-election at the Company’s annual general meeting of shareholders, ceased to be a director to the Company. The Company’s Board of Directors has been reduced, pursuant to its bylaws, to four directors. Mr. Ker’s departure was not the result of a disagreement between the Company and Mr. Ker.

On September 4, 2008, Mr. Richard Hughes, who was not nominated and did not stand for re-election at the Company’s annual general meeting of shareholders, ceased to be a director to the Company. Mr. Hughes’ departure was not the result of a disagreement between the Company and Mr. Hughes.

Item 8.01. Other Events

Results of Annual General Meeting of Shareholders

On September 4, 2008, Gryphon Gold Corporation held its annual general meeting of shareholders at the Vancouver Club, 915 West Hastings Street, Vancouver, BC, at 2:00PM. Shareholders representing 23,039,943 shares or 37.3% of the shares authorized to vote (61,777,065) were present in person or by proxy, representing a quorum for the purposes of the annual meeting. The shareholders approved the following:

Proposal #1 – Election of Directors

The election of the Nominees to the Company’s Board to serve until the Company’s 2009 Annual Meeting of Shareholders or until successors are duly elected and qualified:

Voted For	Withheld
John L. Key	21,929,740	1,110,203
Gerald W. Baughman	22,947,740	92,203
Rohan Hazelton	22,975,740	64,203
Donald W. Gentry	22,981,740	58,203

Proposal #2 To ratify the appointment of the Company’s Independent Registered Public Accounting Firm for the 2009 fiscal year	For	Against	Abstain
22,970,740	28,659	40,544

Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on August 7, 2008. Each nominee for director was elected, and each proposal was approved by the Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: September 10, 2008	By: /s/ Michael Longinotti
Michael Longinotti Chief Finanicial Officer